SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  March 22, 2004
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                         CHARDAN CHINA ACQUISITION CORP.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      333-111970             20-0456115
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 (State or Other Jurisdiction            (Commission           (IRS Employer
       of Incorporation)                File Number)        Identification No.)




777 South Highway 101, Suite 215, Solana Beach, California             92075
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         (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  (858) 847-9000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On March 22, 2004, the initial public offering ("IPO") of 4,025,000 Units ("Units") of Chardan China Acquisition Corp. (the "Company"), including 525,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $24,150,000. Audited financial statements as of March 22, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

     The Company has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on March 22, 2004, then separate trading of the Common Stock and Warrants underlying the Company's Units may commence on or about March 29, 2004. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7. Financial Statement and Exhibits

         (c) Exhibits:

                  Exhibit 99.1    Audited Financial Statements

                  Exhibit 99.2    Press release dated March 22, 2004

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 22, 2004               CHARDAN CHINA ACQUISITION CORP.



                                 By:  /s/ Kerry Propper
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                                      Kerry Propper
                                      Executive Vice President